MONY Life Insurance Company of America

Supplement dated May 1, 2019 to Prospectus Dated May 1, 2019 for:

•	VUL LEGACYSM

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

In the section “More information about certain policy charges,” under “Mortality and expense risk charge,” the second paragraph is deleted in its entirety and replaced with the following:

We deduct a monthly charge at an annual rate of 0.50% during the first fifteen policy years, with no charge in policy year 16 and thereafter, for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 0.85%, and to impose the charge in all policy years. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options and the MSO, if applicable.

MONY Life Insurance Company of America

525 Washington Boulevard

Jersey City, NJ 07310

212-554-1234

Copyright 2019 MONY Life Insurance Company of America. All rights reserved.

VUL LegacySM is issued by MONY Life Insurance Company of America and a service mark of AXA Equitable Life Insurance Company.

Cat# 159987 (5.19)
EVM-07 (5.19)	#734464